Exhibit 10.18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

FIRST AMENDMENT TO

THE LICENSE AGREEMENT

This First Amendment to the License Agreement (this “Amendment”) is made and entered into as of the 22nd day of May, 2014 (the “Effective Date”), by and among Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (“Kadmon”) and AbbVie Inc., a Delaware corporation (“AbbVie”). Kadmon and AbbVie may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS the Parties entered into that certain License Agreement, dated as of June 13, 2013 (the “License Agreement”); and

WHEREAS the Parties desire to amend such License Agreement through this Amendment, which is an instrument in writing signed by each of the parties to the License Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and provisions contained herein and in the License Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.              Amendment. Effective as of the Effective Date, and pursuant to Section 14.9 of the License Agreement, the Parties hereby agree as follows:

1.1.                            The definition of Ancillary Agreements is hereby amended and restated in its entirety as follows:

“Ancillary Agreements” means, collectively, the Asset Purchase Agreement, the Bill of Sale, Assignment and Assumption Agreement, the Patent Assignment Agreement, the Supply Agreement, the Sublicense Agreement and the Escrow Agreement.

1.2.                            The first sentence of Section 6.1 of the License Agreement is hereby amended and restated in its entirety as follows:

“6.1. Upfront Payment. In partial consideration for the rights and licenses granted by Kadmon to AbbVie hereunder, AbbVie shall pay a one-time upfront payment of (US$***); provided that *** of such one-time upfront payment (the “Escrow Amount”) shall be delivered by or on behalf of AbbVie by wire transfer of immediately available funds to the Escrow Agent for deposit in accordance with the terms of the Escrow Agreement in order to help secure the indemnification obligations of Kadmon under this Agreement; provided, however that the amount escrowed shall in no event limit or otherwise restrict AbbVie’s ability to collect or obtain Losses from Kadmon in excess of the Escrow Amount.”

2.              Sublicense Agreement. Concurrent with the execution and delivery of this Amendment, Kadmon and AbbVie shall enter into the sublicense agreement, attached hereto as Exhibit A (the “Sublicense Agreement”), under that certain License Agreement by and between Merck

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

& Sharp & Dohme Corp. (successor to Schering Corporation) and Kadmon Pharmaceuticals, LLC (successor to Three Rivers Pharmaceuticals, LLC), dated February 7, 2003, as amended by the First Amendment to License Agreement, dated October 28, 2013.

3.              Interpretation of Certain Terms. The words “this Agreement,” “herein,” “hereof” and other like words in the License Agreement from and after the effective time of this Amendment shall mean and include the License Agreement as amended hereby.

4.              No Further Amendment. Except as expressly provided in this Amendment, the terms and conditions of the License Agreement are and remain in full force and effect.

5.              Incorporation by Reference. The terms and conditions of Article 14 of the License Agreement are incorporated in this Amendment by this reference.

[Signature page follows]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

Kadmon Pharmaceuticals, LLC		AbbVie Inc.

By:	/s/ Steven N. Gordon	By:	/s/ A. Duvvur

Name:	Steven N. Gordon	Name:	A. Duvvur
Executive Vice President and
Title:	General Counsel	Title:	Treasurer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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